UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-10	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about August 14, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-C17 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2014 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as custodian, Pentalpha Surveillance LLC, as trust advisor, and Citibank, N.A., as trustee, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 14, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be sixty-seven (67) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-two (72) multifamily, commercial and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 30, 2014, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 30, 2014, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 30, 2014, between the Registrant and CIBC Inc.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 30, 2014, between the Registrant, MSMCH and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to a Certificate Purchase Agreement, dated as of July 30, 2014, between the Registrant, MSMCH and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 30, 2014 supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of July 30, 2014, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of August 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as custodian, Pentalpha Surveillance LLC, as trust advisor, and Citibank, N.A., as trustee, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated July 30, 2014, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated July 30, 2014, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated July 30, 2014, between Morgan Stanley Capital I Inc. and CIBC Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Kristin Sansone
Name: Kristin Sansone
Title: Vice President

Date: August 11, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of July 30, 2014, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of August 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as custodian, Pentalpha Surveillance LLC, as trust advisor, and Citibank, N.A., as trustee, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated July 30, 2014, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated July 30, 2014, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated July 30, 2014, between Morgan Stanley Capital I Inc. and CIBC Inc.